Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Fresh Choice, Inc                              | Case No. 04-54318 (ASW)
       485 Cochrane Circle                            |          --------------
       Morgan Hill, CA 95037                          |
                                                      | CHAPTER 11
                                                      | MONTHLY OPERATING REPORT
                                                      | (GENERAL BUSINESS CASE)
-------------------------------------------------------

                           SUMMARY OF FINANCIAL STATUS

     MONTH ENDED: 12/26/04 (1)                          PETITION DATE: 07/12/04
                  ------------                                        ----------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here _____ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in $1
                         --

                                                        End of Current   End of Prior  As of Petition
2.   Asset and Liability Structure                          Month           Month          Filing
                                                            -----           -----          ------
     a. Current Assets                                  $  6,346,037    $  6,817,315
                                                        -------------   -------------
     b. Total Assets                                    $ 21,749,048    $ 22,731,716    $ 22,899,629
                                                        -------------   -------------   -------------
     c. Current Liabilities                             $  6,813,563    $  7,517,242
                                                        -------------   -------------
     d. Total Liabilities                               $ 21,434,041    $ 21,694,656    $ 19,707,707
                                                        -------------   -------------   -------------
                                                                                          Cumulative
3.   Statement of Cash Receipts & Disbursements         Current Month    Prior Month     Case to Date
                                                        -------------   -------------   -------------
     a. Total Receipts                                  $  5,425,819    $  5,170,918    $ 27,785,091
                                                        -------------   -------------   -------------
     b. Total Disbursements                             $  5,636,879    $  5,399,193    $ 27,024,888
                                                        -------------   -------------   -------------
     c. Excess (Deficiency) of Receipts Over
         Disbursements (a - b)                          $   (211,059)   $   (228,275)   $    760,204
                                                        -------------   -------------   -------------
     e. Cash Balance Beginning of Month                 $  2,568,305    $  2,796,580
                                                        -------------   -------------
     f. Cash Balance End of Month (c + d)               $  2,357,246    $  2,568,305
                                                        -------------   -------------
                                                                                          Cumulative
                                                        Current Month    Prior Month     Case to Date
                                                        -------------   -------------   -------------
4.   Profit/(Loss) from the Statement of Operations     $   (722,293)   $   (407,214)   $ (6,381,484)
                                                        -------------   -------------   -------------
5.   Account Receivables (Pre and Post Petition)        $     95,176    $    143,287
                                                        -------------   -------------
6.   Post-Petition Liabilities                          $  8,789,610    $  9,201,332
                                                        -------------   -------------
7.   Past Due Post-Petition Account Payables (over 30
      days)                                             $          -    $          -
                                                        -------------   -------------
At the end of this reporting month:                                                         Yes          No
                                                                                            ---          --
8.   Have any payments been made on pre-petition debt, other than payments in the normal     X
     course to secured creditors or lessors? (if yes, attach listing including date of   ----------  ----------
     payment, amount of payment and name of payee) (see note 2)
9.   Have any payments been made to professionals? (if yes, attach listing including         X
     date of payment, amount of payment and name of payee)                               ----------  ----------
10.  If the answer is yes to 8 or 9, were all such payments approved by the court?           X
                                                                                         ----------  ----------
11.  Have any payments been made to officers, insiders, shareholders, relatives?             X
     (if yes, attach listing including date of payment, amount and reason for payment,   ----------  ----------
     and name of payee)
12.  Is the estate insured for replacement cost of assets and for general liability?         X
                                                                                         ----------  ----------
13.  Are a plan and disclosure statement on file?                                                         X
                                                                                         ----------  ----------
14.  Was there any post-petition borrowing during this reporting period?                                  X
                                                                                         ----------  ----------
15.  Check if paid: Post-petition taxes X  ;      U.S. Trustee Quarterly Fees     X
                                       ---                                       ---
     Check if filing is current for: Post-petition tax reporting and tax returns  X
                                                                                 ---
     (Attach explanation if post-petition taxes or U. S. Trustee Quarterly Fees are not paid, or tax return filings are not current.)

Notes:
(1) The Debtor's financial statements are not maintained on a calendar month end, they are maintained by period -- each with 4 weeks. The financial statements represented in this Monthly Operating Report cover the four-week period from November 29, 2004 through December 26, 2004. The petition was filed on July 12, 2004, so all of the activity is post-petition.

(2) On July 12, 2004 and July 14, 2004, this court entered certain orders authorizing, but not requiring, the debtor to pay certain pre- petition obligations including: accrued employee wages, salaries and contributions to employee benefit's plan, the debtor's share of certain payroll taxes, pre-petition sales, use and similar taxes in the ordinary course of business.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 02/03/05                                           /s/ David Pertl
     ----------                                          -----------------------
                                                         David Pertl


                 STATEMENT OF OPERATIONS (General Business Case)
                     For the Month Ended      12/26/04
                                               -------
              Current Month
-----------------------------------------                                              Cumulative      Next Month
   Actual        Forecast       Variance                                              Case to Date      Forecast
   ------        --------       --------                                              ------------      --------
                                                 Revenues:
$ 4,741,695    $ 4,719,184    $   22,511        1 Gross Sales                         $ 30,267,416    $ 4,828,685
------------   ------------   -----------                                             -------------   ------------
                              $        -        2 less: Sales Returns & Allowances
------------   ------------   -----------                                             -------------   ------------
$ 4,741,695    $ 4,719,184    $   22,511        3 Net Sales                           $ 30,267,416    $ 4,828,685
------------   ------------   -----------                                             -------------   ------------
$ 2,803,976    $ 2,804,945    $      969        4 less: Cost of Goods Sold (Note 1)   $ 17,758,879    $ 2,827,776
------------   ------------   -----------         (Schedule 'B')                      -------------   ------------
$ 1,937,719    $ 1,914,239    $   23,480        5 Gross Profit                        $ 12,508,537    $ 2,000,909
------------   ------------   -----------                                             -------------   ------------
$         -    $         -    $        -        6 Interest                            $          -    $     1,256
------------   ------------   -----------                                             -------------   ------------
               $         -    $        -        7 Other Income:___________            $        537    $         -
------------   ------------   -----------                                             -------------   ------------
                              $        -        8 ________________________
------------   ------------   -----------                                             -------------   ------------
$         -                   $        -        9 ________________________
------------   ------------   -----------                                             -------------   ------------
$ 1,937,719    $ 1,914,239    $   23,480       10     Total Revenues                  $ 12,509,074    $ 2,002,165
------------   ------------   -----------                                             -------------   ------------
                                                 Expenses:
$    75,515    $    74,898    $     (617)      11 Compensation to Owner(s)/Officer(s) $    451,784
------------   ------------   -----------                                             -------------   ------------
$    53,267    $    90,425    $   37,158       12 Salaries                            $    622,338
------------   ------------   -----------                                             -------------   ------------
$         -                   $        -       13 Commissions                         $          -
------------   ------------   -----------                                             -------------   ------------
                              $        -       14 Contract Labor                      $     57,550
------------   ------------   -----------         Rent/Lease:                         -------------   ------------
                              $        -       15   Personal                          $     34,751
------------   ------------   -----------                                             -------------   ------------
$   535,729    $   794,069    $  258,340       16   Real Property (See Note 2)        $  4,188,854    $   668,871
------------   ------------   -----------                                             -------------   ------------
$    46,528                   $  (46,528)      17 Insurance                           $    282,523    $    36,652
------------   ------------   -----------                                             -------------   ------------
$    61,508                   $  (61,508)      18 Management Fees (Credit Cd.         $    370,698    $    57,525
------------   ------------   -----------         Processing)                         -------------   ------------
$   250,310    $   190,492    $  (59,818)      19 Depreciation & Amortization         $  1,236,396    $   156,591
------------   ------------   -----------         Taxes:                              -------------   ------------

               ------------                                                           -------------   ------------
                              $        -       20   Employer Payroll Taxes            $    184,615
------------   ------------   -----------                                             -------------   ------------
$    41,865                   $  (41,865)      21   Real Property Taxes               $    268,134    $    38,694
------------   ------------   -----------                                             -------------   ------------
$     3,594                   $   (3,594)      22   Other Taxes                       $     21,211
------------   ------------   -----------                                             -------------   ------------
$   133,156    $   106,840    $  (26,316)      23 Advertising                         $  1,204,690    $   143,144
------------   ------------   -----------                                             -------------   ------------
$    21,104    $   228,360    $  207,256       24 G&A                                 $    203,128    $   317,816
------------   ------------   -----------                                             -------------   ------------
$    25,042    $    18,723    $   (6,319)      25 Interest                            $    164,589    $    18,000
------------   ------------   -----------                                             -------------   ------------
$    48,090                   $  (48,090)      26 Other Expenses: Legal fees & Audit  $    176,869
------------   ------------   -----------                                             -------------   ------------
$    23,205                   $  (23,205)      27 Professional Fees                   $    169,936
------------   ------------   -----------                                             -------------   ------------
$    15,776                   $  (15,776)      28 Travel Expenses/Meals/ Ent          $     76,291
------------   ------------   -----------                                             -------------   ------------
$       338                   $     (338)      29 Storage                             $     46,096    $       888
------------   ------------   -----------                                             -------------   ------------
$   229,761    $   221,403    $   (8,358)      30 Others (See Note 3)                 $  1,321,363    $   239,495
------------   ------------   -----------                                             -------------   ------------
$   175,011    $   271,980    $   96,969       31 Utilities                           $  1,571,990    $   238,227
------------   ------------   -----------                                             -------------   ------------
$    86,203    $    98,186    $   11,983       32 Repairs & Maintenance               $    618,348    $    79,484
------------   ------------   -----------                                             -------------   ------------
$    19,455                   $  (19,455)      33 License & Permits                   $     41,418    $     9,204
------------   ------------   -----------                                             -------------   ------------
                              $        -       34 ________________________
------------   ------------   -----------                                             -------------   ------------
$ 1,845,457    $ 2,095,376    $  249,919       35     Total Expenses                  $ 13,313,572    $ 2,004,591
------------   ------------   -----------                                             -------------   ------------
$    92,262    $  (181,137)   $  273,399       36 Subtotal                            $   (804,498)   $    (2,426)
------------   ------------   -----------                                             -------------   ------------
                                                  Reorganization Items:
                                                                                      -------------   ------------
$  (291,444)   $  (258,877)   $   32,567       37 Professional Fees                   $ (1,413,073)   $  (226,000)
------------   ------------   -----------                                             -------------   ------------
$         -    $         -    $        -       38 Provisions for Rejected Executory   $          -    $         -
------------   ------------   -----------         Contracts                           -------------   ------------

$         -    $         -    $        -       39 Interest Earned on Accumulated Cash $          -    $         -
------------   ------------   -----------         from Resulting Chp 11 Case          -------------   ------------

$     1,371    $         -    $    1,371       40 Gain or (Loss) from Sale of         $      2,773    $         -
------------   ------------   -----------         Equipment                           -------------   ------------
               $         -    $        -       41 U.S. Trustee Quarterly Fees         $    (13,369)
------------   ------------   -----------                                             -------------   ------------
$  (521,282)   $         -    $  521,282       42 Store Closure Expenses & Asset      $ (4,152,987)   $  (680,000)
------------   ------------   -----------          Impairment Expenses (See Note 4)   -------------   ------------
                                                                                      -------------   ------------
$  (811,355)   $  (258,877)   $ (552,478)      43     Total Reorganization Items      $ (5,576,656)   $  (906,000)
------------   ------------   -----------                                             -------------   ------------
$  (719,093)   $  (440,014)   $ (279,079)      44 Net Profit (Loss) Before Federal &  $ (6,381,154)   $  (908,426)
------------   ------------   -----------         State Taxes                         -------------   ------------
$     3,200                   $   (3,200)      45 Federal & State Income Taxes        $        330    $         -
------------   ------------   -----------                                             -------------   ------------
$  (722,293)   $  (440,014)   $ (282,279)      46 Net Profit (Loss)                   $ (6,381,484)   $  (908,426)
============   ============   ===========                                             =============   ============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                    Fresh Choice, Inc. (Case # 04-54318 ASW)
                      Notes to the Statement of Operations
                                      as of
                               December 26, 2004

Notes:

(1) Cost of Goods Sold includes restaurant labor and benefits which is standard for the restaurant industry.

(2) Real Property                        Amount
                                       ---------
    Rent Expense                        405,745
    Common Ground Maintenance           129,984
                                       ---------
    Total                               535,729

(3) Other Admin                          Amount
                                       ---------
    Deposits Over/Short                  -1,829
    Cash Over                            -1,577
    Cash Short                            2,290
    Freight, Express, Cartage             4,989
    Services                             75,657
    Supplies                            108,073
    Misc. Operating Expense              17,960
    Auto Related Expense                  9,141
    Auto Incentive                          123
    Bank Charges                         14,056
    Penalties & Late fees                   453
    Payroll Processing Fees               5,961
    Real Time Fees                        9,572
    Royalty Fees                          3,450
    Recruiting                            2,559
    Asset Write Off                     -28,571
    Management Training & Development     7,454
                                       ---------
    Total                               229,761

(4) The $521,282 incurred during period 13 primarily reflects non-cash asset impairment charges for certain stores in accordance with Statement of Financial Accounting Standards No. 144.

                                  BALANCE SHEET
                             (General Business Case)
                          For the Month Ended 12/26/04

 Assets

                                               From Schedules    Market Value(1)
                                               --------------    ---------------
  Current Assets

 1  Cash and cash equivalents - unrestricted                     $    2,357,246
                                                                 ---------------
 2  Cash and cash equivalents - restricted
                                                                 ---------------
 3  Accounts receivable (net)                         A          $       95,176
                                                                 ---------------
 4  Inventory                                         B          $      358,933
                                                                 ---------------
 5  Prepaid expenses                                             $      239,864
                                                                 ---------------
 6  Professional retainers
                                                                 ---------------
 7  Other: Assets Held for Sale                                  $    3,294,818
           ----------------------------------                    ---------------
 8
    -----------------------------------------                    ---------------
 9      Total Current Assets                                     $    6,346,037
                                                                 ---------------
  Property and Equipment (Market Value)

10  Real property                                     C          $    2,520,387
                                                                 ---------------
11  Machinery and equipment                           D          $    2,448,807
                                                                 ---------------
12  Furniture and fixtures                            D          $    2,456,027
                                                                 ---------------
13  Office equipment                                  D          $       50,628
                                                                 ---------------
14  Leasehold improvements                            D          $    6,888,088
                                                                 ---------------
15  Vehicles                                          D          $        1,151
                                                                 ---------------
16  Other:                                            D
          -----------------------------------                    ---------------
17                                                    D
    -----------------------------------------                    ---------------
18                                                    D
    -----------------------------------------                    ---------------
19                                                    D
    -----------------------------------------                    ---------------
20                                                    D
    -----------------------------------------                    ---------------

21      Total Property and Equipment                             $   14,365,088
                                                                 ---------------
  Other Assets

22  Loans to shareholders
                                                                 ---------------
23  Loans to affiliates
                                                                 ---------------
24  Deposits (See Note 4)                                        $      872,931
    -----------------------------------------                    ---------------

25  Intangible                                                   $      164,992
    -----------------------------------------                    ---------------
26
    -----------------------------------------                    ---------------
27
    -----------------------------------------                    ---------------

28      Total Other Assets                                       $    1,037,923
                                                                 ---------------
29      Total Assets                                             $   21,749,048
                                                                 ===============


NOTE:
     Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             Liabilities and Equity
                             (General Business Case)

Liabilities From Schedules

  Post-Petition

    Current Liabilities

30  Accrued salaries and wages                                   $    1,320,985
                                                                 ---------------
31  Payroll taxes
                                                                 ---------------
32  Real and personal property taxes
                                                                 ---------------
33  Income taxes
                                                                 ---------------
34  Sales taxes payable                                          $      455,313
                                                                 ---------------
35  Notes payable (short term)
                                                                 ---------------
36  Accounts payable (trade)                          A          $      696,270
                                                                 ---------------
37  Real property lease arrearage
                                                                 ---------------
38  Personal property lease arrearage
                                                                 ---------------
39  Accrued professional fees                                    $    1,090,276
                                                                 ---------------
40  Current portion of long-term post-petition debt (due within
    12 months)
                                                                 ---------------
41  Other: Other Accrued Expense (Note 2)                        $    3,250,719
           ----------------------------------                    ---------------
42
    -----------------------------------------                    ---------------
43
    -----------------------------------------                    ---------------
44      Total Current Liabilities                                $    6,813,563
                                                                 ---------------
45  Long-Term Post-Petition Debt, Net of Current Portion         $    1,976,047
                                                                 ---------------
46      Total Post-Petition Liabilities                          $    8,789,610
                                                                 ---------------
  Pre-Petition Liabilities (allowed amount)

47  Secured claims                                    F          $    4,722,159
                                                                 ---------------
48  Priority unsecured claims                         F          $      725,139
                                                                 ---------------
49  General unsecured claims                          F          $    2,574,174
                                                                 ---------------
53  Other Accrued Expense (Note 2)                               $    4,513,318
                                                                 ---------------
    Long Term Liabilities (Note 3)                               $      109,641
                                                                 ---------------
55  Total Pre-Petition Liabilities                               $   12,644,431
                                                                 ---------------
56  Total Liabilities                                            $   21,434,041
                                                                 ---------------
  Equity (Deficit)

57  Retained Earnings/(Deficit) at time of filing                $  (41,222,568)
                                                                 ---------------
58  Common/Preferred Stock                                       $    5,181,222
                                                                 ---------------
59  Additional paid-in capital                                   $   42,737,837
                                                                 ---------------
60  Cumulative profit/(loss) since filing of case                $   (6,381,484)
                                                                 ---------------
61  Post-petition contributions/(distributions) or (draws)
                                                                 ---------------
62  Market value adjustment
                                                                 ---------------
63      Total Equity (Deficit)                                   $      315,007
                                                                 ---------------
64  Total Liabilities and Equity (Deficit)                       $   21,749,048
                                                                 ===============

                    Fresh Choice, Inc. (Case # 04-54318 ASW)
                           Notes to the Balance Sheet
                                      as of
                               December 26, 2004

Note:
-----

(1) Book value.

(2) The following is a list of Other Accrued Expenses:          Pre & Post- Petition    Pre-Petition    Post-Petition
                                                                --------------------   --------------  ---------------

    23010 Workers' Comp Payable                                             846,184                -          846,184
    23030 Accrued Credit Card Proc Fees                                      16,722                -           16,722
    23040 Accrued Bank Charges                                               11,911                -           11,911
    23050 Gift Certificate Allowance                                        727,760                -          727,760
    23070 Food Credit Liability                                             364,377                -          364,377
    23080 Mngmnt Training & Development                                           -                                 -
    23110 Accrued Payroll Processing Fee                                      3,803                -            3,803
    23120 Closed Restaurants Payable  (502(b)(6)) estimate                3,853,890        3,853,890                -
    23121 Store Closure Reserve                                              84,410                -           84,410
    23125-6 Accrued Rent                                                    628,499          304,675          323,824
    23130 Other Accrued Liabilities                                         158,004                -          158,004
    23140 Accrued Fees-Finance                                               21,691                -           21,691
    23150 Accrued Fees-Legal                                                 62,875                -      62,875
    23170 Accrued Fees-Audit                                                 95,419                -      95,419
    23180 Accrued Fees-Tax                                                   15,730                -      15,730
    23200 Accrued Fees-Employee Litigati                                          -                -           -
    23210 Accrued Fees-Executive                                                428                -         428
    23225 Accrued Auto                                                            -                -           -
    23240 Accrued Health Insurance-GW                                       103,998                -     103,998
    23250 Accrued Insurance                                                  27,905                -      27,905
    23300 Advertising Accrual                                                13,385                -      13,385
    23350 Interest Payable - Loc                                             44,212           11,670      32,542
    23360 Interest Payable                                                   32,696           21,101      11,595
    23390 Accrued Janitorial Expense                                              -                -           -
    23400 Accrued Utilities                                                 232,285          126,577     105,708
    23410 Accrued Property Taxes                                            311,835          140,749     171,086
    23420 Accrued Cam                                                       106,018           54,656      51,362
                                                                --------------------   --------------  ---------------
    Total Other Accrued Expenses                                        $ 7,764,037      $ 4,513,318      $ 3,250,719



                                                                     Combined Amount
(3) The following is a list of Long Term Liabilities            Pre & Post- Petition    Pre-Petition    Post-Petition
                                                                --------------------   --------------  ---------------

    24320 Deferred Rent                                                   1,734,961                -        1,734,961
    24340 Deferred Gain On Sale                                             157,310                -          157,310
    24350 Other Non-Current Liabilities                                      83,776                -           83,776
    24390 Notes Payable-Long Term                                           109,641          109,641                -
    24400 Capital Lease-Long Term                                                 -                -                -
                                                                --------------------   --------------  ---------------
    Total Long Term Liabilities                                         $ 2,085,688          109,641        1,976,047

(4) Deposits                                            Amount
                                        -----------------------

    Rent Deposit                                       186,356
    Alcohol Deposit                                      2,350
    Other Deposit                                      640,700
    Utility Deposit                                     43,525
                                        -----------------------
    Total Deposit                                      872,931

Fresh Choice, Inc.
Payments to Officers
Period 13, 2004


                                Date                   Gross     Car Allowance      Total
---------------------------------------------------------------------------------------------

Jefferson, Everett        December 3 & 17, 2004    $ 22,307.68    $         -    $ 22,307.68

Pertl, David          December 3, 14 & 17, 2004    $ 14,461.52    $  1,107.60    $ 15,569.12

O'Shea, Tim           December 3, 14 & 17, 2004    $ 15,384.60    $  1,384.62    $ 16,769.22

Miller, Joan          December 3, 14 & 17, 2004    $  9,615.38    $  1,107.69    $ 10,723.07

Freedman, Tina        December 3, 14 & 17, 2004    $  9,038.46    $  1,107.69    $ 10,146.15

---------------------------------------------------------------------------------------------

Total                                              $ 70,807.64       4,707.60    $ 75,515.24
=============================================================================================

Fresh Choice, Inc.
Payments to Professional Fees
Period 13, 2004


                                            Date             Amount         Cumulative
---------------------------------------------------------------------------------------

XRoads Solutions Group               December 13, 2004    $ 153,251.79    $ 153,251.79

Huntley, Mullaney & Spargo           December 17, 2004    $   7,666.00    $  42,558.00

Sulmeyer Kupetz Client Trust         December 13, 2004    $  75,708.00    $  75,708.00

Corporate Revitalization Partners    December 13, 2004    $  37,786.35    $  37,786.35


---------------------------------------------------------------------------------------

Total                                                     $ 274,412.14    $ 309,304.14
=======================================================================================

                                            SCHEDULES TO THE BALANCE SHEET
                                               (General Business Case)
                                                      Schedule A
                                        Accounts Receivable and (Net) Payable

                                                     Accounts Receivable      Accounts Payable          Past Due
Receivables and Payables Agings                   (Pre and Post-petition)     (Post -petition)     Post Petition Debt
                                                  ------------------------ ---------------------- --------------------
  0 -30 Days                                                      $95,176               $696,270
                                                  ------------------------ ----------------------
  31-60 Days
                                                  ------------------------ ----------------------
  61-90 Days                                                                                                       $0
                                                                           ---------------------- --------------------
  91+ Days
                                                  ------------------------ ----------------------
  Total accounts receivable/payable-(see note 1)                  $95,176               $696,270
                                                  ------------------------ ======================
  Allowance for doubtful accounts
                                                  ------------------------
  Accounts receivable (net)                                       $95,176
                                                  ========================

                                                       Schedule B
                                              Inventory/Cost of Goods Sold
Types and Amount of Inventory(ies)                                 Cost of Goods Sold
---------------------------------------------------------          -------------------------------------
                                          Inventory(ies)
                                            Balance at
                                           End of Month            Inventory Beginning of Month                $353,106
                                                                                                           =============
                                                                   Add -
  Retail/Restaurants                                                 Net purchase
   -                                                                                                         $1,189,784
                                                                                                           -------------
    Product for                                                      Direct labor
     resale                                     $358,933                                                     $1,620,019
                                -------------------------                                                  -------------
                                                                     Manufacturing overhead
                                                                                                           -------------
  Distribution -                                                     Freight in
                                                                                                           -------------
    Products for                                                     Other:
     resale                                                                                                          $0
                                -------------------------                                                  -------------
                                                                                                                     $0
                                                                   --------------------------------------- -------------
  Manufacturer -
                                                                   --------------------------------------- -------------
    Raw
     Materials
                                -------------------------
    Work-in-progress                                               Less -
                                -------------------------
    Finished                                                         Inventory End of Month
     goods                                                                                                     $358,933
                                -------------------------                                                  -------------
                                                                     Shrinkage
                                                                                                           -------------
  Other -                                                            Personal Use
   Explain
                                -------------------------                                                  -------------
  Uniforms
  ----------
                                                                   Cost of Goods Sold                        $2,803,976
  ----------                                                                                               =============
      TOTAL                                     $358,933
                                =========================


    Method of Inventory Control                                     Inventory Valuation Methods
    Do you have a functioning perpetual inventory system?           Indicate by a checkmark method of inventory used.
                        Yes  X    No
                           ----      ----
    How often do you take a complete physical inventory?            Valuation methods -
                                                                        FIFO cost
                                                                                                                     ---
      Weekly                                                            LIFO cost
                                                             ----                                                    ---
      Monthly                                                 X         Lower of cost or market
                                                             ----                                                    ---
      Quarterly                                                         Retail method
                                                             ----                                                    ---
      Semi-annually                                                     Other                                         X
                                                             ----                                                    ---
      Annually                                                            Explain
                                                             ----
Date of last physical inventory was        December 26, 2004        Standard Cost, with updates every month before
                                           -----------------         inventory
                                                                    ----------------------------------------------------

                                                                    ----------------------------------------------------
Date of next physical inventory is         January 23, 2005
                                           ----------------         ----------------------------------------------------

Note:

(1) Food credit are given due to quantity discounts and/or marketing allowances. Payments are received at the end of each quarter.


                                             Schedule C
                                            Real Property

Description                                                    Cost                Market Value(1)
                                                       --------------------    ----------------------
     Land                                                               $-                        $-
     ---------------------------------                 --------------------    ----------------------
     Building                                                   $3,839,333                $3,839,333
     ---------------------------------                 --------------------    ----------------------
     Accumulation Depreciation                                 $(1,318,946)              $(1,318,946)
     ---------------------------------                 --------------------    ----------------------

     ---------------------------------                 --------------------    ----------------------

     ---------------------------------                 --------------------    ----------------------

     ---------------------------------                 --------------------    ----------------------
     Total                                                      $2,520,387                $2,520,387
                                                       ====================    ======================


                                             Schedule D
                                      Other Depreciable Assets
Description                                                    Cost                Market Value(1)
                                                       --------------------    ----------------------
Machinery & Equipment -
     Kitchen Equipment                                          $9,041,044                $9,041,044
     ---------------------------------                 --------------------    ----------------------
     Equipment in Progress                                        $148,090                  $148,090
     ---------------------------------                 --------------------    ----------------------
     Computer Equipment                                         $1,603,336                $1,603,336
     ---------------------------------                 --------------------    ----------------------
     Accumulation Depreciation                                 $(8,343,663)              $(8,343,663)
     ---------------------------------                 --------------------    ----------------------
     Total                                                      $2,448,807                $2,448,807
                                                       ====================    ======================
Furniture & Fixtures -
     Furniture & Fixtures                                       $7,510,242                $7,510,242
     ---------------------------------                 --------------------    ----------------------
     Construction Fixtures in Progress                              $9,184                    $9,184
     ---------------------------------                 --------------------    ----------------------
     Smallwares                                                 $1,092,577                $1,092,577
     ---------------------------------                 --------------------    ----------------------
     Accumulation Depreciation                                 $(6,155,976)              $(6,155,976)
     ---------------------------------                 --------------------    ----------------------
     Total                                                      $2,456,027                $2,456,027
                                                       ====================    ======================
Office Equipment -
--------------------------------------
     Office Equipment                                             $200,842                  $200,842
     ---------------------------------                 --------------------    ----------------------
     Accumulation Depreciation                                   $(150,214)                $(150,214)
     ---------------------------------                 --------------------    ----------------------

     ---------------------------------                 --------------------    ----------------------
     Total                                                         $50,628                   $50,628
                                                       ====================    ======================
Leasehold Improvements -
     Leasehold Improvement                                     $14,583,019               $14,583,019
     ---------------------------------                 --------------------    ----------------------
     Accumulation Depreciation                                 $(7,694,931)              $(7,694,931)
     ---------------------------------                 --------------------    ----------------------

     ---------------------------------                 --------------------    ----------------------

     ---------------------------------                 --------------------    ----------------------
     Total                                                      $6,888,088                $6,888,088
                                                       ====================    ======================
Vehicles -
     Vehicles                                                      $17,344                   $17,344
     ---------------------------------                 --------------------    ----------------------
     Accumulation Depreciation                                    $(16,193)                 $(16,193)
     ---------------------------------                 --------------------    ----------------------

     ---------------------------------                 --------------------    ----------------------

     ---------------------------------                 --------------------    ----------------------
     Total                                                          $1,151                    $1,151
                                                       ====================    ======================


Note:

  (1)Book Value.



                                                 Schedule E
                                        Aging of Post-Petition Taxes
                                 (As of End of the Current Reporting Period)
Taxes Payable                      0-30 Days      31-60 Days     61-90 Days       91+ Days         Total
                                --------------- -------------- --------------- --------------- --------------
Federal
       Income Tax Withholding         $187,020                                                      $187,020
                                --------------- -------------- --------------- --------------- --------------
       FICA - Employee                                                                                    $-
                                --------------- -------------- --------------- --------------- --------------
       FICA - Employer                                                                                    $-
                                --------------- -------------- --------------- --------------- --------------
       Unemployment (FUTA)                                                                                $-
                                --------------- -------------- --------------- --------------- --------------
       Income                                                                                             $-
                                --------------- -------------- --------------- --------------- --------------
       Other (Attach List)                                                                                $-
                                --------------- -------------- --------------- --------------- --------------
Total Federal Taxes                   $187,020             $-              $-              $-       $187,020
                                --------------- -------------- --------------- --------------- --------------
State and Local
       Income Tax Withholding                                                                             $-
                                --------------- -------------- --------------- --------------- --------------
       Unemployment (UT)                                                                                  $-
                                --------------- -------------- --------------- --------------- --------------
       Disability Insurance (DI)                                                                          $-
                                --------------- -------------- --------------- --------------- --------------
       Empl. Training Tax (ETT)                                                                           $-
                                --------------- -------------- --------------- --------------- --------------
       Sales                          $455,313                                                      $455,313
                                --------------- -------------- --------------- --------------- --------------
       Excise                                                                                             $-
                                --------------- -------------- --------------- --------------- --------------
       Real property                   $41,865                                                       $41,865
                                --------------- -------------- --------------- --------------- --------------
       Personal property                                                                                  $-
                                --------------- -------------- --------------- --------------- --------------
       Income                                                                                             $-
                                --------------- -------------- --------------- --------------- --------------
       Other (Attach List)                                                                                $-
                                --------------- -------------- --------------- --------------- --------------
Total State & Local Taxes             $497,178             $-              $-              $-       $497,178
                                --------------- -------------- --------------- --------------- --------------
Total Taxes                           $684,198             $-              $-              $-       $684,198
                                =============== ============== =============== =============== ==============



                                                     Schedule F
                                              Pre-Petition Liabilities
                                                                                                   Allowed
List Total Claims For Each Classification (1)                    Claimed Amount                  Amount (b)
---------------------------------------------            ------------------------------- ---------------------------
     Secured claims  (a)                                                     $4,722,159
                                                         ------------------------------- ---------------------------
     Priority claims other than taxes                                          $268,587
                                                         ------------------------------- ---------------------------
     Priority tax claims                                                       $456,552
                                                         ------------------------------- ---------------------------
     General unsecured claims                                                $2,574,174
                                                         ------------------------------- ---------------------------

    (a) List total amount of claims even it under secured.

    (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and
        $3,000,000 as the Allowed Amount.


                     Schedule G  -  Rental Income Information - Not applicable to General Business Cases

                                                         Schedule H
                                Recapitulation of Funds Held as of 11/28/04 (Period End Date)

                                                 Account 1         Account 2             Account 3             Account 4
                                              ----------------    ------------    ------------------------ -----------------
Bank                                          Wells Fargo         Wells Fargo     Wells Fargo              Bank of America
                                              ----------------    ------------    ------------------------ -----------------
Account Type                                  Concentration       Money Market    Benefits ACH Pmt.        Disbursement
                                              ----------------    ------------    ------------------------ -----------------
Account No.                                   4038-832325         12576708        4945091882               7313400466
                                              ----------------    ------------    ------------------------ -----------------
Account Purpose                               General             Investment      Payroll                  Gifs Certificates
                                              ----------------    ------------    ------------------------ -----------------
Balance, End of Month                               $1,674,569      $1,003,717                      $4,878              $997
                                              ----------------    ------------    ------------------------ -----------------


                                                 Account 5         Account 6             Account 7              Account
                                              ----------------    ------------    ------------------------ -----------------
Bank                                          Wells Fargo         Wells Fargo     Wells Fargo              Cash in Registers
                                              ----------------    ------------    ------------------------ -----------------
Account Type                                  Accounts Payable    Payroll         Old Accounts Payable     and on hand
                                              ----------------    ------------    ------------------------ -----------------
Account No.                                   412-1020184         403-8832366     475-9621113
                                              ----------------    ------------    ------------------------ -----------------
Account Purpose                               A/P ZBA             Payroll ZBA     replaced by 412-1020184
                                              ----------------    ------------    ------------------------ -----------------
Balance, End of Month                               $(332,719) (2)   $(89,746) (2)                                  $95,550
                                              ----------------    ------------    ------------------------ -----------------
Total Funds on Hand for all Accounts               $2,357,246
                                              ================
Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating
 Report.

Note 1: The bar date has not passed, so there is no estimate for claims yet, other than what is shown on the balance sheet.

     2  The negative balance reflects a timing difference.



                       STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                     Increase/(Decrease) in Cash and Cash Equivalents
                           For the Month Ended   12/26/04
                                               ------------

                                                                  Actual       Cumulative
                                                               Current Month (Case to Date)
                                                               ------------- --------------
   Cash Receipts
 1     Rent/Leases Collected
                                                               ------------- --------------
 2     Cash Received from Sales                                  $5,421,137    $33,000,675
                                                               ------------- --------------
 3     Interest Received                                             $4,682         $3,122
                                                               ------------- --------------
 4     Borrowings
                                                               ------------- --------------
 5     Funds from Shareholders, Partners, or Other Insiders
                                                               ------------- --------------
 6     Capital Contributions
                                                               ------------- --------------
 7
       -----------------------------                           ------------- --------------
 8
       -----------------------------                           ------------- --------------
 9
       -----------------------------                           ------------- --------------
10
       -----------------------------                           ------------- --------------
11
       -----------------------------                           ------------- --------------
12             Total Cash Receipts                               $5,425,819    $33,003,796
                                                               ------------- --------------
   Cash Disbursements
13     Payments for Inventory                                     3,379,242    $19,820,139
                                                               ------------- --------------
14     Selling                                                      122,996       $878,077
                                                               ------------- --------------
15     Administrative                                               110,786     $1,046,944
                                                               ------------- --------------
16     Capital Expenditures                                          24,806        $75,094
                                                               ------------- --------------
17     Principal Payments on Debt                                   $54,412       $214,939
                                                               ------------- --------------
18     Interest Paid                                                 $8,543        $67,419
                                                               ------------- --------------
       Rent/Lease:
19             Personal Property
                                                               ------------- --------------
20             Real Property                                        631,115     $3,196,473
                                                               ------------- --------------
       Amount Paid to
        Owner(s)/Officer(s)
21             Salaries                                              75,515       $429,315
                                                               ------------- --------------
22             Draws
                                                               ------------- --------------
23             Commissions/Royalties
                                                               ------------- --------------
24             Expense Reimbursements                                14,427        $66,529
                                                               ------------- --------------
25             Other
                                                               ------------- --------------
26     Salaries/Commissions (less employee withholding)              86,547       $589,324
                                                               ------------- --------------
27     Management Fees
                                                               ------------- --------------
       Taxes:
28             Employee Withholding                                 235,131     $1,556,990
                                                               ------------- --------------
29             Employer Payroll Taxes                               131,256       $884,495
                                                               ------------- --------------
30             Real Property Taxes                                   41,866       $226,004
                                                               ------------- --------------
31             Other Taxes Sales Taxes                              384,316     $2,300,181
                                                               ------------- --------------
32     Other Cash Outflows:
                                                               ------------- --------------
33             Credit Card fees                                      61,508       $302,450
               ---------------------                           ------------- --------------
34             Adjustment to Beginning Cash Balance                      $-        $(2,649)
               ------------------------------------            ------------- --------------
35             Reorganization-Professional Fees                    $274,412       $309,304
               --------------------------------                ------------- --------------
36             Reorganization-US Trustee Fees                            $-        $10,000
               ------------------------------                  ------------- --------------
37
               ---------------------                           ------------- --------------
38             Total Cash Disbursements:                         $5,636,879    $31,971,025
                                                               ------------- --------------
39 Net Increase (Decrease) in Cash                                $(211,059)    $1,032,771
                                                               ------------- --------------
41 Cash Balance, Beginning of Period                             $2,568,305     $1,324,475
                                                               ------------- --------------
43 Cash Balance, End of Period                                   $2,357,246     $2,357,246
                                                               ============= ==============